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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): January 14, 1998
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                         THE BEAR STEARNS COMPANIES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-8989                                          13-3286161
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(Commission File Number)                    (I.R.S. Employer Identification No.)


245 PARK AVENUE, NEW YORK, NEW YORK                                 10167
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 272-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS04...:\25\22625\0182\2041\FRM1118C.120

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333- 42295 as an exhibit to such Registration Statement:


      4(h) --Form of Deposit Agreement relating to the registrant's 6.15% Cumulative Preferred Stock,
                  Series E.(1)

      4(i) --Form of Certificate of Designations relating to the registrant's 6.15% Cumulative Preferred Stock, Series E.(2)


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      (1)         Incorporated by reference to Exhibit 1.3 to the Registration
                  Statement on Form 8-A filed with the Securities and Exchange Commission on January 14, 1998.
      (2) Incorporated by reference to Exhibit 1.4 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on January 14, 1998.





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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE BEAR STEARNS COMPANIES INC.

Date:  January 14, 1998             By:   /s/ William Montgoris
                                          ----------------------------------
                                          Name: William Montgoris
                                          Title: Chief Operating Officer